UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    July 7, 2006

Entremetrix Corporation

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-33109 (Commission File Number)	81-0555579 (I.R.S. Employer Identification No.)

18101 Von Karman Avenue, Suite 330 Irvine, CA 92612 (Address of principal executive offices) (zip code)

(888) 798-9100 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sale of Equity Securities

On July 7, 2006, we sold an aggregate of 1,000,000 shares of our common stock, issued without restrictive legend pursuant to an exemption from registration provided by Regulation E promulgated under the Securities Act of 1933, to two accredited investors for aggregate consideration of $250,000. The investors purchased pursuant to our Offering Circular filed with the Commission on May 26, 2006.

EXHIBITS

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 24, 2006	Entremetrix Corporation,
a Nevada corporation
/s/ Scott Absher
By: Scott W. Absher
Its: President

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